Exhibit 1

PRIVATE AND CONFIDENTIAL
The Directors
Belmont Green Finance Limited (the “Originator”)
1 Battle Bridge Lane
London
SE1 2HP
United Kingdom

The Directors
Tower Bridge Funding 2023-1 PLC (the “Issuer”)
10th Floor 5 Churchill Place
London
E14 5HU
United Kingdom

Banco Santander S.A.  (a “Joint Arranger” and a “Joint Lead Manager”)
Ciudad Grupo Santander
Avda de Cantabria s/n
28660 Boadilla del Monte
Madrid
Spain

Merrill Lynch International (a “Joint Arranger”, and together with Banco Santander S.A., the “Joint Arrangers” and a “Joint Lead Manager”)
2 King Edward Street
London
EC1A 1HQ
United Kingdom

Macquarie Bank Limited (a “Joint Lead Manager”)
Ropemaker Place
28 Ropemaker Street
London
EC2Y 9HD
United Kingdom

Macquarie Bank Europe Designated Activity Company (a “Joint Lead Manager”)
12-14 Rond Point des Champs-Élysées Marcel-Dassault
Floor 3,
75008 Paris,
France

NatWest Markets Plc (a “Joint Lead Manager”)
250 Bishopsgate
London
EC2M 4AA
United Kingdom

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT
T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525.  The registered office of
PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH.  PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

Barclays Bank PLC (a “Joint Lead Manager”, and together with Banco Santander S.A., Merrill Lynch International, Macquarie Bank Limited, Macquarie Bank Europe Designated Activity Company and NatWest Markets Plc, the “Joint Lead Managers")
1 Churchill Place
London
E14 5HP
United Kingdom

9 January 2023
Dear Ladies and Gentlemen
Agreed upon procedures in respect of the proposed issuance of Asset Backed Securities (the “Securitisation”) by Tower Bridge Funding 2023-1 PLC (the “Issuer”)
Purpose of this Agreed-Upon Procedures Report

This report is produced in accordance with the terms of our agreement dated 6 January 2023 (the “engagement letter”) which is attached as Appendix 2.
This AUP Report is addressed to the directors of the Originator, to the directors of the Issuer, to the Joint Arrangers, to the Joint Lead Managers and to the Other Managers (as defined in the engagement letter) solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation and may not be suitable for another purpose.
Your Responsibilities

You are responsible for determining that the scope of the services is sufficient for your purposes and have confirmed that the procedures described herein are appropriate for the purpose for which the services were engaged.
It is the responsibility of the Originator to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Originator and for the creation and maintenance of all accounting records supporting that data.

It is the responsibility of the Originator to respond to the due diligence enquiries of the Joint Arrangers and the Joint Lead Managers concerning the Originator’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Joint Arrangers and the Joint Lead Managers to determine whether the scope of the Services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.
Our Responsibilities

Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ’Engagements (Revised) ’Agreed-Upon Procedures Engagements.’
We have complied with the ethical requirements in the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales. For the purpose of this engagement, there are no independence requirements with which we are required to comply.

An agreed-upon procedures engagement involves performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

We have applied International Standard on Quality Control (ISQC) 1 ‘Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements’ and accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and Findings

We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.
Our procedures, as stated in our engagement letter, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us. We do not express such assurance.  Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.
The Originator may include a copy of this AUP Report in the bible of transaction documents of the Securitisation prepared for the Issuer.
The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by a Manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP Report.
You may disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.
Additionally, the Originator may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise.  The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report.  We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

This AUP Report is solely for your use in connection with the purpose specified above and as set out in our engagement letter. No part of this AUP Report is to be copied or distributed to any other party except as permitted under the terms of our engagement letter. We do not accept any liability or responsibility to any third party.
Yours faithfully,

PricewaterhouseCoopers LLP
Chartered Accountants
London
9 January 2023

Appendix 1 of the AUP Report
Agreed Upon Procedures in relation to a sample of Loans.
1.
Due to the ongoing origination of mortgage loans to be used in the Securitisation (the “Loans”), you requested that we performed part of our testing on Loans that had been originated as at 30 September 2022 (the “Initial Cut-Off Date”) and part of our testing on Loans that were originated between the Initial Cut-Off Date and 30 November 2022 (the “Revised Cut-Off Date”). You also requested that we updated our testing of Loans originated prior to the Initial Cut-Off Date to reflect changes in their attributes as at the Revised Cut-Off Date. We express no view on the appropriateness of this approach.

2.
We were provided with a data file by the Originator on 21 October 2022 entitled “Pluto – AUP Loan List.xlsx” (the “Sub-Pool 1 Initial Data File”, detailing account numbers of the initial provisional portfolio of mortgage loans as at the Initial Cut-Off Date, totalling 1,266 Loans. On 12 December 2022, we were provided with a data file by the Originator entitled “Warehouse Loans AUP Loan List NOV22.xlsx” (the “Sub-Pool 2 Initial Data File”), detailing account numbers of the remaining provisional portfolio of mortgage loans as at the Revised Cut-Off Date, totalling 543 Loans.

3.
We selected a random sample of 459 Loans. At the request of the Originator we selected two thirds of the sample (306 Loans, being the “Part 1 Initial Selected Sample”)) from Sub-Pool 1 Initial Data File and one third of the sample (153 Loans, being the “Part 2 Initial Selected Sample”) from Sub-Pool 2 Initial Data File. The size of the total sample was based on statistical sampling techniques using the following criteria:

•	99% confidence level;
•	0% expected error rate;
•	1% maximum error rate.
You have agreed the sample size of 459 Loans and the split of this sample between the Part 1 Initial Selected Sample and the Part 2 Initial Selected Sample as being sufficient and appropriate for the purposes of this engagement.
4.
In addition, we selected a reserve sample of 15 Loans (the "Reserve Sub-Pool 1 Sample") from the Sub-Pool 1 Initial Data File, to be used to replace any Loans in the Initial Selected Sample selected from the Part 1 Initial Selected Sample which had been redeemed between the Initial Cut-Off Date and the date of our testing.

5.
In addition, we selected a reserve sample of 10 loans (the "Reserve Sub-Pool 2 Sample") from the Sub-Pool 2 Initial Data File, to be used to replace any Loans in the Initial Selected Sample selected from the Part 2 Initial Selected Sample which had been redeemed between the Revised Cut-Off Date and the date of our testing.

6.
During our testing, 4 Loans from the Initial Selected Sample were used to replace redeemed Loans from the Part 1 Initial Selected Sample. Therefore the remaining 455 Loans from the Initial Selected Sample and 4 Loans from the Reserve Sub-Pool 1 Sample represent the “Selected Sample”.

7.
Our testing of the Selected Sample took place between 25 October 2022 and 16 December 2022. Our initial testing of the Part 1 Initial Selected Sample was performed between 25 October 2022 and 29 October 2022 and our testing of the Part 2 Initial Selected Sample, changes in data attributes relating to Loans in the Part 1 Initial Selected Sample between the Initial Cut-Off Date and the Revised Cut-Off Date and the 4 Loans from the Reserve Sub-Pool 1 Sample was performed between 12 December 2022 and 16 December 2022.

8.	For the purposes of our testing, the Originator provided us with:
a.
a data file on 25 October 2022 entitled “Pluto AUP Audit Sample – TBF4 assets Updated with LTV Calculations and Current Balances.xlsx” (the “Sub-Pool 1 Initial Extraction File”) detailing data attributes relating to the Loans in the Part 1 Initial Selected Sample and the Reserve Sub-Pool 1 Sample as at the Initial Cut-Off Date.

b.
a data file on 12 December 2022 entitled “Pluto AUP Audit TBF4 Sample NOV22.xlsx” (the “Sub-Pool 1 Revised Extraction File”), detailing data attributes relating to the Loans in the Part 1 Initial Selected Sample and the Reserve Sub-Pool 1 Sample as at the Revised Cut-Off Date.

9.
Our initial testing of the Part 1 Initial Selected Sample was performed using the Sub-Pool 1 Initial Extraction File. On receipt of the Sub-Pool 1 Revised Extraction File, we performed a comparison between the Sub-Pool 1 Initial Extraction File and the Sub-Pool 2 Revised Extraction File. We noted changes in the dynamic fields being AR 67, AR 169, AR 170, Current LTV and Current Indexed LTV and thus repeated tests 1.24, 1.25(a), 1.25(b), 1.26(b) and 1.26(c) as mentioned below for these data fields. We identified one change in the static data fields, this change being in AR7 ‘Borrower Identifier’ for Loan PwC Ref 239. We confirmed that this change had been made on the system.

10.
We were provided with a data file by the Originator on 13 December 2022 entitled “Pluto AUP Loan List NOV22 LLDT.xlsx”and “Warehouse Loans AUP Loan List NOV22 Property Addresses and Borrower Name.xlsx” (together the “Sub-Pool 2 Extraction File”), detailing data attributes relating to the Loans in the Part 2 Initial Selected Sample as at the Revised Cut-Off Date.

11.	The Selected Sub-Pool 1 Sample and the Selected Sub-Pool 2 Sample together are the “Selected Sample” as at the Revised Cut-Off Date.
12.	The Sub-Pool 1 Initial Extraction File, the Sub-Pool 1 Revised Extraction File and the Sub-Pool 2 Extraction File together are the “Extraction File”.
13.	The term “Loan System” referenced in each case refers to the Originators eFO system.

14.	The term “Post Loan Completion System” refers to the Originators CLS system.

15.
The term “Offer Letter” refers to a mortgage offer letter or other document prepared by the Originator which is addressed to the borrower, detailing the terms and conditions of the mortgage loan offered to the borrower.

16.	The term “Certificate of title” (COT) or Official Copy of Register Entries refers to a document prepared by a solicitor and sent to the Originator.

17.	The term “Valuation Report” refers to PDF valuation reports keyed directly into the Mortgage System and, which indicates that the property has been visited.

18.	The term “EBDR Report” refers to PDF documents provided by the Originator relating to borrower credit searches and CCJ records.

19.
When confirming the existence of electronic signatures on the COT and Valuation Report we agreed that there was a name shown or a scanned signature in the signature box of the agreement. We performed no procedures to verify the integrity of the electronic signature.

20.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work:

Test	Description of Agreed-Upon Procedure	Results
1.1	Loan Identifier We have agreed the Loan Identifier from the Extraction File to the Loan System.	1.1) No exceptions noted.
1.2	Borrower Identifier We have agreed the Borrower Identifier(s) from the Extraction File to the Loan System.	1.2) No exceptions noted.
1.3	Borrower(s) name
	a) We have agreed the borrower(s) name from the Extraction File to the Loan System.	1.3 a) No exceptions noted.
	b) We have agreed the borrower(s) name from the Extraction File to the Offer Letter.	1.3 b) No exceptions noted.
	c) We have agreed the borrower(s) name from the Extraction File to the CoT.	1.33 c) No exceptions noted.

The following tolerances have been applied in performing these procedures:

•     Legal change of borrower(s)’s names (due to e.g. marriage/divorce) have not been counted as an exception, provided that there was evidence of such change recorded on the Loan System.

Test	Description of Agreed-Upon Procedure	Results
• Immaterial spelling mistakes (such as reversing initials or names) where there is no ambiguity raised about the identity of the borrower(s) have not been reported as an exception.
1.4	Property Address a) We have agreed the property address from the Extraction File to the Loan System.	1.4 a) No exceptions noted.
	b) We have agreed the property address from the Extraction File to the Offer Letter.	1.4 b) 1 exception noted:
	c) We have agreed the property address from the Extraction File to the Valuation Report.	1.4 c) 2 exceptions noted:

Test	Description of Agreed-Upon Procedure	Results

d) We have agreed the property address from the Extraction File to the CoT.
The following tolerances have been applied in performing the above procedures:

•     An item has not been reported as an exception if the difference related only to spelling (other than in out-codes).

•     An item has not been reported as an exception if the difference related only to the absence or the addition of a house name, an estate name or a geographic area identifier.

•     In the case of a new build property (as evidenced by the Loan System), differences in the property address, boundaries and/or postcode, have not been reported as an exception provided the out-code agreed and evidence of change in property address or boundaries was provided.

•     Differences where the postcode has been amended due to Royal Mail boundary changes, as determined by reference to the “Address Finder” function on www.royalmail.com.

e)   For each Loan in the Selected Sample, we checked whether the Geographic Region data field of the Extraction File agreed with the region stated by the Nomenclature of territorial units for statistics (“NUTS”) regions, using the NUTS Mapping File. For 10 Loans in the Selected Sample, we were unable to map the postcodes using the NUTS Mapping File and looked up the postcodes using the Royal Mail postcode finder and manually mapped them to the relevant NUTS3 code.
1.4 d) 2 exceptions noted:

Test	Description of Agreed-Upon Procedure	Results
1.5	Loan Origination Date We have agreed the Loan Origination Date from the Extraction File to within +/- 7 days with that shown on the CoT.	1.5) No exceptions noted.
1.6	Original Balance We have agreed the Original Balance from the Extraction File to that shown on the Offer Letter, including capitalised fees.	1.6) No exceptions noted.
1.7	Loan Currency Denomination a) We have agreed the Loan Currency Denomination type from the Extraction File to that shown on the Offer Letter.	1.7 a) No exceptions noted.
	b) We have agreed that the Loan Currency Denomination type from the Extraction File is pound sterling.	1.7 b) No exceptions noted.
1.8	Loan Term a) We have agreed the original Loan Term from the Extraction File to that shown on the Offer Letter.	1.8 a) No exceptions noted.
	b) For each Loan in the Selected Sample, we checked that the Loan Term per the Extraction File is between 5 and 40 years.	1.8 b) No exceptions noted.
1.9	Date of Loan Maturity We have agreed the Date of Loan Maturity from the Extraction File to that shown on the Offer Letter.	1.9) No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results
1.10	Property Tenure We have agreed the Property Tenure from the Extraction File to that shown on the Valuation Report.	1.10) No exceptions noted.
1.11	Property Type We have agreed the Property Type from the Extraction File to that shown on the Valuation Report.	1.11) No exceptions noted.
1.12
Original Valuation Type
We have agreed the Original Valuation Type from the Extraction File to that shown on the Valuation Report.
In the case of a new build property, a full internal and external valuation was not always conducted.

1.12) No exceptions noted.
1.13
Valuation Amount

We have agreed the Valuation Amount from the Extraction File to the “Present Condition” field on the latest Valuation Report.

For cases where the market value in the Valuation Report is zero in the “Present Conditions” and no reinspection is required, we compared the value shown in the Extraction File to the “With essential repairs/construction completed” field on the latest Valuation Report.

For such cases we checked the council of mortgage lenders form to confirm the value or confirmation from the solicitor that the new building has a guarantee (NHBC or equivalent) which is issued at completion.

1.13) No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results
1.14	Valuation Date We have agreed the Valuation Date from the Extraction File to that shown on the Valuation Report.	1.14) No exceptions noted.
1.15
Borrower’s Employment Status

We have agreed the Borrower(s)’s Employment Status from the Extraction File to the Loan System.

We have been informed by management that a borrower who is unemployed is categorized under ‘Other’ in the data field “AR189” of the Extraction File.

1.15) No exceptions noted.
1.16
Income Verification

For each Loan shown in the Selected Sample, flagged as “Residential”, we checked whether there was evidence on the Loan System that income confirmation had been obtained.

Evidence is defined as a copy of a P60, employer’s reference, bank statements, payslips, accountant certificate or financial statements.

For Loans flagged as “Buy to Let”, we checked whether a rental income was shown in the Valuation Report.

1.16) No exceptions noted.
1.17	Document Signatories a) We checked that the CoT had been signed in the space designated for the solicitor.	1.17 a) No exceptions noted.
	b) We checked that the Valuation Report had been signed in the space designated for the surveyor.	1.17 b) No exceptions noted.
	c) We checked whether a direct debit instruction was active in the Loan System, when the Loan was originated.	1.17 c) No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results
1.18	Purpose We have agreed the Loan Purpose from the Extraction File to the CoT.	1.18) 1 exception noted:
1.19	Occupancy Type We have agreed the Occupancy Type from the Extraction File to the Loan System.	1.19) No exceptions noted.
1.20	First Time Buyer We have agreed the First Time Buyer flag from the Extraction File to the Loan System.	1.20) No exceptions noted.
1.21	Repayment Method We have agreed the Repayment Method from the Extraction File to the Offer Letter.	1.21) No exceptions noted.
1.22.1	Current Interest Rate We have agreed the Current Interest Rate from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.	1.22.1) No exceptions noted.
1.22.2	Interest Rate Type We have agreed the Interest Rate Type from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.	1.22.2) No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results
1.22.3	Interest Rate Index We have agreed the Interest Rate Index from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.	1.22.3) No exceptions noted.
1.22.4	Revised Interest Rate We have agreed the Revised Interest Rate from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.	1.22.4) No exceptions noted.
1.22.5	Interest Rate Margin We have agreed the Interest Rate Margin from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.	1.22.5) No exceptions noted.
1.22.6	Revised Interest Rate Margin We have agreed the Revised Interest Rate Margin from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.	1.22.6) No exceptions noted.
1.22.7	Interest Rate Reversion Date We have agreed the Interest Rate Reversion Date from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.	1.22.7) 1 exception noted:

Test	Description of Agreed-Upon Procedure	Results
Management Comment This is an administrative error impacting the field for reporting interest rate reversion date and had no impact on customer communications
1.23
Credit Search
a) We have agreed the number of unsatisfied County Court Judgements (“CCJs”) in the last 6 years before completion date for Borrower 1 from the Extraction File with that shown on the EBDR Report.
1.23 a) No exceptions noted.
	b) We have agreed the number of unsatisfied County Court Judgements (“CCJs”) in the last 6 years before completion date for Borrower 2 from the Extraction File with that shown on the EBDR Report.	1.23 b) No exceptions noted.
	c) We have agreed the number of satisfied CCJs in the last 6 years before completion date for Borrower 1 from the Extraction File with that shown on the EBDR Report.	1.23 c) No exceptions noted.
	d) We have agreed the number of satisfied CCJs in the last 6 years before completion date for Borrower 2 from the Extraction File with that shown on the EBDR Report.	1.23 d) 1 exception noted:
	e) We have agreed the value of unsatisfied CCJs in the last 6 years before completion date for Borrower 1 from the Extraction File, with that shown on the EBDR Report, to within £100.	1.23 e) No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results
f) We have agreed the value of unsatisfied CCJs in the last 6 years before completion date for Borrower 2 from the Extraction File with that shown on the EBDR Report, to within £100.	1.23 f) No exceptions noted.
g) We have agreed the value of satisfied CCJs in the last 6 years before completion date for Borrower 1 from the Extraction File with that shown on the EBDR Report, to within £100.	1.23 g) No exceptions noted.
h) We have agreed the value of satisfied CCJs in the last 6 years before completion date for Borrower 2 from the Extraction File with that shown on the EBDR Report, to within £100.	1.23 h) 1 exception noted:
i) We have agreed the bankruptcy or individual voluntary arrangement flag for Borrower 1 from the Extraction File with that shown on the EBDR Report.	1.23 i) No exceptions noted.
j) We have agreed the bankruptcy or individual voluntary arrangement flag for Borrower 2 from the Extraction File with that shown on the EBDR Report.	1.23 j) No exceptions noted.
k) We have agreed the date of the last CCJ in the last 6 years before completion date for borrower 1 from the Extraction File with that shown on the EBDR Report.	1.23 k) No exceptions noted.
l) We have agreed the date of the last CCJ in the last 6 years before completion date for Borrower 2 from the Extraction File with that shown on the EBDR Report.	1.23 l) No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results
1.24	Current Balance We have agreed the Current Balance from the Extraction File to the Post Loan Completion System as at the Cut-Off Date.	1.24) No exceptions noted.
1.25	Arrears Balance a) We have agreed the Arrears Balance from the Extraction File to the Post Loan Completion System as at the Cut-Off Date.	1.25 a) No exceptions noted.
	b) We have agreed the number of months in arrears from the Extraction File to the Post Loan Completion System as at the Cut-Off Date.	1.25 b) No exceptions noted.
1.26
Loan to Value (“LTV”)
a) For each Loan in the Selected Sample, we recalculated the original LTV using the original loan amount and the lower of, the valuation amount or purchase price (the valuation amount for Right to Buy loans) shown on the Loan System (the “Calculated Original LTV”). We checked whether the original LTV from the Extraction File agreed to the Calculated Original LTV.
1.26 a) No exceptions noted.

b) For each Loan in the Selected Sample, we recalculated the current LTV using the current balance and the lower of, the valuation amount or purchase price (the valuation amount for Right to Buy loans) shown on the Loan System (the “Calculated Current LTV”). We checked whether the current LTV from the Extraction File agreed to the Calculated Current LTV.
1.26 b) No exceptions noted.

Test	Description of Agreed-Upon Procedure	Results

c) For each Loan in the Selected Sample, we recalculated the current indexed LTV using the current balance and the current valuation amount from the Extraction File (the “Calculated Current Indexed LTV”). We checked whether the current indexed LTV from the Extraction File agreed with the Calculated Current Indexed LTV.

1.26 c) No exceptions noted.

Appendix 2 of the AUP Report
Engagement Letter dated 6 January 2023

PRIVATE AND CONFIDENTIAL

The Directors
Belmont Green Finance Limited (the “Originator”) 1 Battle Bridge Lane
London SE1 2HP
United Kingdom

The Directors
Tower Bridge Funding 2023-1 PLC (the “Issuer”) 10th Floor 5 Churchill Place
London E14 5HU
United Kingdom

Banco Santander S.A. (a “Joint Arranger” and a “Joint Lead Manager”) Ciudad Grupo Santander
Avda de Cantabria s/n 28660 Boadilla del Monte Madrid
Spain

Merrill Lynch International (a “Joint Arranger”, and together with Banco Santander S.A., the “Joint Arrangers” and a “Joint Lead Manager”)
2 King Edward Street London
EC1A 1HQ
United Kingdom

Macquarie Bank Limited (a “Joint Lead Manager”) Ropemaker Place
28 Ropemaker Street London
EC2Y 9HD
United Kingdom

Macquarie Bank Europe Designated Activity Company (a “Joint Lead Manager”) 12-14 Rond Point des Champs-Élysées Marcel-Dassault
Floor 3,
75008 Paris, France

NatWest Markets Plc (a “Joint Lead Manager”) 250 Bishopsgate
London EC2M 4AA
United Kingdom

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT
T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525.  The registered office of
PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH.  PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

Barclays Bank PLC (a “Joint Lead Manager”, and together with Banco Santander S.A., Merrill Lynch International, Macquarie Bank Limited, Macquarie Bank Europe Designated Activity Company and NatWest Markets Plc, the “Joint Lead Managers")
1 Churchill Place London
E14 5HP
United Kingdom

and the Other Managers (as defined below) 6 January 2023
Dear Ladies and Gentlemen

Agreed upon procedures in respect of the proposed issuance of Asset Backed Securities (the “Securitisation”) by Tower Bridge Funding 2023-1 PLC (the “Issuer”)

Thank you for engaging us to provide you with services on terms which are described in this engagement letter and the terms of business (version ToB 02/22, attached as Schedule 3). These together form the agreement between us.

Background and purpose

We will provide the services in order to assist you in performing the due diligence procedures that you believe appropriate to undertake, or procure to be undertaken, and for the purpose of any defence that you may wish to advance in any claim or proceedings in connection with the Securitisation.

The services

You have instructed us to provide the services set out in Schedule 1, ‘Provision of services relating to the Securitisation’ and to produce one of more reports (each an “AUP Report”) detailing the procedures we have performed and our findings.

This engagement letter is addressed to the directors of the Originator, to the directors of the Issuer, to the Joint Arrangers, to the Joint Lead Managers and to each of the other managers (the "Other Managers") who either sign this engagement letter or validly authorise Banco Santander S.A. to sign this engagement letter on their behalf. Their legal names are set out in Schedule 2 to this engagement letter, and together with the Joint Arrangers and the Joint Lead Managers, they are referred to as the "Managers" in this engagement letter.

Subsequent to the date of this engagement letter, additional managers who are not addressees of this engagement letter (the “Additional Managers”) may wish to rely on the AUP Report in the context of their due diligence procedures relating to the Securitisation. At the request of the Originator, the Joint Arrangers or the Joint Lead Managers, the AUP Report may be provided to those Additional Managers provided that we first receive an Assumption of Duty letter (as set out in Schedule 4) in relation to each of the Additional Managers.

An Other Manager may also be deleted from Schedule 2, where the Other Manager or the Joint Arrangers advises us that the Other Manager does not wish to receive the benefit of the AUP Report or

2

where Banco Santander S.A. does not receive authority to sign this engagement letter on behalf of the relevant Other Manager.

By signing this engagement letter or any Assumption of Duty letter on behalf of an Other Manager or an Additional Manager, Banco Santander S.A. confirms that it will ensure that it receives authority from each such Other Manager or Additional Manager to do so. However, Banco Santander S.A. makes no representation as to whether such authority actually confers the necessary authority.

Timetable and duration

We will endeavour to carry out our work in accordance with a timetable to be agreed between the parties to this engagement letter. We will discuss with you any difficulties we encounter with meeting the timetable as soon as any problems arise.

Staffing

Andrew Batty is the person in charge of providing the services to you, assisted by Waqas Sheikh and such other staff as we believe are required. If we believe that it is necessary for us to change any of the named individuals we will let you know. Our teams may include contractors (which may include those operating through their own companies) as well as PwC staff.

Client contact

You have designated Steve Vance of Belmont Green Finance Limited based at the above address to be our primary contact when delivering the services as a person with suitable authority, skill, knowledge and experience to be responsible at all times for your decisions.

Our day to day contact for administrative matters will be Olya Chappell.

Fees

Our fees will be calculated in accordance with the “Basis of fees” clause in the attached terms of business, unless alternative arrangements are agreed. Details of our fees will be subject to separate communication, based on our agreed timeline for the provision to us of key information prepared to a suitable standard, timely access to appropriate individuals and other principal assumptions. Where there are inefficiencies arising from a failure to achieve these expectations, we will discuss with you the impact on our timetable and fees.

We will address our invoices to Belmont Green Finance Limited at the above address.

Use and distribution of the AUP Report

We understand that you may wish to provide copies of our AUP Report to your other professional advisers, for the Securitisation. We agree that you may do so, on the same basis as described in clause
2.2 (iv) of the attached terms of business.

If appropriate, you may include a copy of the AUP Report in the bible of transaction documents of the Securitisation prepared for the Issuer.
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The Originator may also disclose the AUP Report to one or more rating agencies and the third-party firms providing STS verification services under the Regulation (EU) no 2017/2402, provided that it is clearly understood by such entities that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between each entity and ourselves. We will not be responsible for any actions taken by any entity as a result of receiving a copy of the AUP Report. You agree that we have no liability (including liability for negligence) to you for any consequences of disclosing the AUP Report, or giving explanations concerning the AUP Report, to any such entity.

Where required, the Originator may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

Additionally, the Originator may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database. We will provide separately to you and you may provide to any sponsor or underwriter of the securitisation that maintains a website (the "Rule 17g-5 website") pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 C.F.R. 240.17g-5), or any nationally recognised statistical rating organisation ("NRSRO") that requests it, an executed Form ABS Due Diligence 15-E, Certification of Provider of Third-party Due Diligence Services for Asset-Backed Securities ("Form ABS Due Diligence-15E"), using the form made available by the US Securities and Exchange Commission ("SEC"), to which the AUP Report will be appended. The executed Form ABS Due Diligence-15E will be provided to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations, pursuant to which you are required to make publicly available the findings and conclusions of any third- party due diligence report obtained. However, we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR, a Rule 17g-5 website or otherwise.

Our AUP Report may not be referred to in any other document (except that reference may be made to its existence in any contract or other communication between the Originator and/or the Issuer and/or the Joint Arrangers and/or the Joint Lead Managers and/or ourselves).

However, should you wish to make a reference to the existence of an agreed upon procedures report in the prospectus relating to the Securitisation, you may do so using the following language (or alternative language subsequently agreed between you and us):

“An independent third party has performed agreed upon procedures on a statistically sample randomly – TO BE TAILORED TO REFLECT TESTING PERFORMED; WORDING TO BE AGREED].

The third party undertaking the review has reported the factual findings to the parties to the engagement letter. The Originator is of the view that no significant adverse findings have been found. The third party undertaking the review only accepts a duty of care to the parties to the engagement letters governing the performance of the agreed upon procedures and to the fullest extent permitted by law shall have no responsibility to anyone else in respect of the work it has performed or the reports it has produced save where terms are expressly agreed.”
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Terms of business

Use of information

We draw your attention to clause 5.1 in the attached terms of business which amongst other things permits us to use your confidential information for any lawful business as set out in the clause. For the avoidance of doubt, this relates to information which you (or anyone else working with or for you) provide to us in connection with the services. It does not relate to information which we have obtained with your agreement from other sources. You are responsible for obtaining any consents you need in relation to this clause.

Liability limitation

We draw your attention to clauses 8 and 12.3 in the attached terms of business, which amongst other things limit (i) our total liability for all claims connected with the services or the agreement, which we have agreed will be 3 times fees or £5,000,000, whichever is greater, and (ii) the time for bringing any such claim.

Agreed amendments to the terms of business:

The following amendments to the terms of business have been agreed between us:

•
Clause 2.3 is replaced by “Liability to you alone - We accept no liability to anyone other than the addressees of the AUP Report, in connection with our services, unless otherwise agreed in writing. The Originator agrees to reimburse us for any liability (including legal costs) that we incur in connection with any claim arising from a knowing misrepresentation by the directors or management of the Originator and any claim by anyone else in relation to the services which arises as a result of your unauthorised disclosure of the AUP Report to a third party.”

•	For the purposes of Clauses 4, 5.2 and 11.3 “you” means the Originator.

•	The limit on our liability referred in Clause 8.2 is amended from £1 million to £5 million.

•
Clause 8.6 is inserted to read “Notwithstanding the provisions of 13.3, your liability to us is several and not joint and several. Each of you will be liable to us for your own obligations under this agreement and not for breaches by any other.

•	Clause 12.3 is replaced by "Limitation period – Any claims must be brought no later than 5 years after any alleged breach.

•
Clause 13.3 is replaced by: “Your actions – Where you consist of more than one party, termination of the contract by one party will result in the termination of the contract by all parties. The provisions of this clause 13.3 do not relate to your liability to us which is expressly governed by clause 8.6 above.”

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Additional provisions

Technology tools

In the course of the services we intend to use a technology tool for the management and transfer to us of the Originator’s information that we need for the purpose of the services. The technology tool is not part of the services and is not itself a deliverable. We cannot guarantee access or the precise functionality due to the nature of technology tools and how we may develop them. The Originator agrees that it is solely responsible for:

•	providing us with details of those of the Originator’s staff it believes should have access to our systems;

•
notifying us by email to the designated PwC contact when such personnel leave or otherwise need their access terminated, and for periodically reviewing the access rights of its people to ensure that they remain appropriate; and

•	ensuring that its people encrypt information before transferring it to us, where it believes its sensitivity merits it.

All users will be required to agree to terms before accessing the technology and the Originator is fully responsible for all use by users.

Confirmation of agreement

Please confirm your acceptance of the agreement by signing the enclosed copy and returning it to us.

Yours faithfully

/s/ Andrew Batty

Andrew Batty

For and on behalf of PricewaterhouseCoopers LLP

6

Copy letter to be returned to PricewaterhouseCoopers LLP

I accept the terms of the agreement for and on behalf of Belmont Green Finance Limited in its capacity as Originator

Signed
                     /s/ Giles Parker
……………………………………………………………………….
Giles Parker
Name

……………………………………………………………………….

Position
                    Treasurer
……………………………………………………………………….

Date             6 January 2023

I accept the terms of the agreement for and on behalf of Tower Bridge Funding 2023-1 PLC it its capacity as Issuer

Signed

……………………………………………………………………….

Name

……………………………………………………………………….

Position

……………………………………………………………………….

Date

7

Copy letter to be returned to PricewaterhouseCoopers LLP

I accept the terms of the agreement for and on behalf of Belmont Green Finance Limited in its capacity as Originator

Signed

……………………………………………………………………….

Name

……………………………………………………………………….

Position

……………………………………………………………………….

Date

I accept the terms of the agreement for and on behalf of Tower Bridge Funding 2023-1 PLC it its capacity as Issuer

Signed
                     /s/ Charmaine De Castro
……………………………………………………………………….

Name

Charmaine De Castro, per pro CSC Directors (No. 1) Limited
……………………………………………………………………….

Position

Director
……………………………………………………………………….

Date            09/01/2023

I accept the terms of the agreement for and on behalf of Banco Santander S.A. in its capacity as a Joint Arranger and a Joint Lead Manager and for and on behalf of the Other Managers

Signed
                  /s/ Wei Yang                 /s/ Andrew Scourse
……………………………………………………………………….

Name

                   Wei Yang                     Andrew Scourse
……………………………………………………………………….

Position
                    Executive Director      Managing Director
……………………………………………………………………….

Date            06/01/2023                  06/01/2023

I accept the terms of the agreement for and on behalf of Merrill Lynch International in its capacity as a Joint Arranger and a Joint Lead Manager

Signed

……………………………………………………………………….

Name

……………………………………………………………………….

Position

……………………………………………………………………….

Date

I accept the terms of the agreement for and on behalf of Banco Santander S.A. in its capacity as a Joint Arranger and a Joint Lead Manager and for and on behalf of the Other Managers

Signed

……………………………………………………………………….

Name

……………………………………………………………………….

Position

……………………………………………………………………….

Date

I accept the terms of the agreement for and on behalf of Merrill Lynch International in its capacity as a Joint Arranger and a Joint Lead Manager

Signed
                   /s/ Tristan Cheesman
……………………………………………………………………….

Name

                   Tristan Cheesman
……………………………………………………………………….

Position

                   Director
……………………………………………………………………….

Date           9/1/2023

I accept the terms of the agreement for and on behalf of Macquarie Bank Limited in its capacity as a Joint Lead Manager

Signed
                  /s/ Robert Howarth                                 /s/ Gianfranco Simionato
……………………………………………………………………….

Name

                  Robert Howarth                                      Gianfranco Simionato
……………………………………………………………………….

Position

                  Associate Director                                  Executive Director
……………………………………………………………………….

Date          06 January 2023   | 5:09:29 PM GMT     06 January 2023 | 5:36:54 PM GMT

I accept the terms of the agreement for and on behalf of Macquarie Bank Europe Designated Activity Company in its capacity as a Joint Lead Manager

Signed
                   /s/ Robert Howarth                                 /s/ Andrew Gates
……………………………………………………………………….

Name

                   Robert Howarth                                     Andrew Gates
……………………………………………………………………….

Position

                   Associate Director                                 Division Director
……………………………………………………………………….

Date           06 January 2023 | 5:09:29 PM GMT      06 January 2023 | 5:42:21 PM GMT

I accept the terms of the agreement for and on behalf of Natwest Markets Plc in its capacity as a Joint Lead Manager

Signed
                  /s/ Jennifer  Wallach
……………………………………………………………………….

Name

                  Jennifer Wallach
……………………………………………………………………….

Position

                  Managing Director
……………………………………………………………………….

Date          9/01/2023

I accept the terms of the agreement for and on behalf of Barclays Bank PCL in its Capacity as a Joint Lead Manager

Signed

……………………………………………………………………….

Name

……………………………………………………………………….

Position

……………………………………………………………………….

Date

I accept the terms of the agreement for and on behalf of Natwest Markets Plc in its capacity as a Joint Lead Manager

Signed

……………………………………………………………………….

Name

……………………………………………………………………….

Position

……………………………………………………………………….

Date

I accept the terms of the agreement for and on behalf of Barclays Bank PCL in its Capacity as a Joint Lead Manager

Signed
                   /s/ Arun Sharma
……………………………………………………………………….

Name

                   Arun Sharma
……………………………………………………………………….

Position

                   Managing Director
……………………………………………………………………….

Date           09/01/2023

Schedule 1 - Provision of services relating to the Securitisation

This schedule sets out the scope of the specific services that we will provide. Any terms contained within this schedule apply only to the services specified in this schedule.

The services

We will perform limited scope procedures and report to you our findings (the “AUP Report”) detailing the procedures that we have performed and the factual results of the agreed-upon procedures performed. The limited scope procedures we will perform are set out in the attached pro-forma AUP Report. During the course of our work a variation may be necessary in the scope of the procedures or source documents subject to our procedures. We will discuss such changes with you and reflect the revised procedures in the draft AUP Report attached and in our final AUP Report.

We will perform the services in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements’. We apply International Standard on Quality Control (ISQC) 1 ‘Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements’, and accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Independence

In performing the services, we will comply with the ethical requirements of the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales, which obliges us to perform the services with objectivity. For the purpose of this engagement, there are no independence requirements with which we are required to comply.

Your responsibilities

It is your responsibility to determine whether the scope of the services is sufficient for your purposes and confirm that the procedures described herein are appropriate for the purpose for which the services are engaged. We make no representation regarding the appropriateness of the procedures for your purposes. You are also responsible for the evaluation of the findings of those procedures in the context of the other due diligence enquiries you undertake.

It is the responsibility of the Originator to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Originator and for the creation and maintenance of all accounting records supporting that data.

It is the responsibility of the Originator to respond to the due diligence enquiries of the Joint Arrangers and the Joint Lead Managers concerning the Originator’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Joint Arrangers and the Joint Lead Managers to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

Limitations

The AUP Report will not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records. Nor will it include an evaluation of the findings.

The services will not constitute an audit or other assurance engagement carried out in accordance with generally accepted auditing or assurance standards and accordingly, we will not express an opinion or assurance conclusion. Furthermore, they will not necessarily reveal matters of significance with respect to any material misstatement, misrepresentation or fraud in relation to the information provided to us.

Our work and findings shall not in any way constitute advice or recommendations (and we accept no liability in relation to any advice or recommendations) regarding any commercial decisions associated with the Securitisation. We do not consider that the services amount to regulated activities for the purposes of the Financial Services and Markets Act 2000 (as amended).

Any AUP Report issued pursuant to this engagement letter will not have been provided in accordance with the professional standards of the American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. In the event that any Manager on the Securitisation uses the AUP Report to establish a due diligence defence under Section 11 of the US Securities Act or a defence analogous to the due diligence defence available under such section, we accept no responsibility for, and express no view as to, the effectiveness of such use of the AUP Report.

5

Proposed form of the AUP Report

This draft is furnished solely for the purpose of indicating the procedures agreed upon and the form of the AUP Report that we would expect to be able to furnish. Based on our discussions with the Originator, the Issuer, the Joint Arrangers and the Joint Lead Managers, it is our understanding that the procedures outlined in this draft AUP Report are those you wish us to follow. Unless we are informed otherwise, we will assume that there are no additional procedures you wish us to follow. The text of the report itself will depend, of course, on the results of the procedures.

PRIVATE AND CONFIDENTIAL

The Directors
Belmont Green Finance Limited (the “Originator”)
1 Battle Bridge Lane
London SE1 2HP
United Kingdom

The Directors
Tower Bridge Funding 2023-1 PLC (the “Issuer”)
10th Floor 5 Churchill Place
London E14 5HU
United Kingdom

Banco Santander S.A. (a “Joint Arranger” and a “Joint Lead Manager”)
Ciudad Grupo Santander
Avda de Cantabria s/n 28660 Boadilla del Monte Madrid
Spain

Merrill Lynch International (a “Joint Arranger”, and together with Banco Santander S.A., the “Joint Arrangers” and a “Joint Lead Manager”)
2 King Edward Street London
EC1A 1HQ
United Kingdom

Macquarie Bank Limited (a “Joint Lead Manager”)
Ropemaker Place
28 Ropemaker Street London
EC2Y 9HD
United Kingdom

6

Macquarie Bank Europe Designated Activity Company (a “Joint Lead Manager”)
12-14 Rond Point des Champs-Élysées Marcel-Dassault
Floor 3,
75008 Paris, France

NatWest Markets Plc (a “Joint Lead Manager”)
250 Bishopsgate
London EC2M 4AA
United Kingdom

Barclays Bank PLC (a “Joint Lead Manager”, and together with Banco Santander S.A., Merrill Lynch International, Macquarie Bank Limited, Macquarie Bank Europe Designated Activity Company and NatWest Markets Plc, the “Joint Lead Managers")
1 Churchill Place London
E14 5HP
United Kingdom [] 2023
Dear Ladies and Gentlemen

Agreed upon procedures in respect of the proposed issuance of Asset Backed Securities (the “Securitisation”) by Tower Bridge Funding 2023-1 PLC (the “Issuer”)

Purpose of this Agreed-Upon Procedures Report

This report is produced in accordance with the terms of our agreement dated [] (the “engagement letter”) which is attached as Appendix 2.

This AUP Report is addressed to the directors of the Originator, to the directors of the Issuer, to the Joint Arrangers, to the Joint Lead Managers and to the Other Managers (as defined in the engagement letter) solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation and may not be suitable for another purpose.

Your Responsibilities

You are responsible for determining that the scope of the services is sufficient for your purposes and have confirmed that the procedures described herein are appropriate for the purpose for which the services were engaged.

It is the responsibility of the Originator to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Originator and for the creation and maintenance of all accounting records supporting that data.

7

It is the responsibility of the Originator to respond to the due diligence enquiries of the Joint Arrangers and the Joint Lead Managers concerning the Originator’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Joint Arrangers and the Joint Lead Managers to determine whether the scope of the Services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

Our Responsibilities

Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ’Engagements (Revised) ’Agreed-Upon Procedures Engagements.’

We have complied with the ethical requirements in the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales. For the purpose of this engagement, there are no independence requirements with which we are required to comply.

An agreed-upon procedures engagement involves performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

We have applied International Standard on Quality Control (ISQC) 1 ‘Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements’ and accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and Findings

We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

Our procedures, as stated in our engagement letter , did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

The Originator may include a copy of this AUP Report in the bible of transaction documents of the Securitisation prepared for the Issuer.

The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by a Manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP Report.

8

You may disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

Additionally, the Originator may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

This AUP Report is solely for your use in connection with the purpose specified above and as set out in our engagement letter . No part of this AUP Report is to be copied or distributed to any other party except as permitted under the terms of our engagement letter. We do not accept any liability or responsibility to any third party.

Yours faithfully,

PricewaterhouseCoopers LLP Chartered Accountants London
[] 2023

9

Appendix 1 of the AUP Report

Agreed Upon Procedures in relation to a sample of Loans.

1.
Due to the ongoing origination of mortgage loans to be used in the Securitisation (the “Loans”), you requested that we performed part of our testing on Loans that had been originated as at 30 September 2022 (the “Initial Cut-Off Date”) and part of our testing on Loans that were originated between the Initial Cut-Off Date and 30 November 2022 (the “Revised Cut-Off Date”). You also requested that we updated our testing of Loans originated prior to the Initial Cut-Off Date to reflect changes in their attributes as at the Revised Cut-Off Date. We express no view on the appropriateness of this approach.

2.
We were provided with a data file by the Originator on 21 October 2022 entitled “Pluto – AUP Loan List.xlsx” (the “Sub-Pool 1 Initial Data File”, detailing account numbers of the initial provisional portfolio of mortgage loans as at the Initial Cut-Off Date, totalling 1,266 Loans. On 12 December 2022, we were provided with a data file by the Originator entitled “Warehouse Loans AUP Loan List NOV22.xlsx” (the “Sub-Pool 2 Initial Data File”), detailing account numbers of the remaining provisional portfolio of mortgage loans as at the Revised Cut-Off Date, totalling 543 Loans.

3.
We selected a random sample of 459 Loans. At the request of the Originator we selected two thirds of the sample (306 Loans, being the “Part 1 Initial Selected Sample”)) from Sub-Pool 1 Initial Data File and one third of the sample (153 Loans, being the “Part 2 Initial Selected Sample”) from Sub-Pool 2 Initial Data File. The size of the total sample was based on statistical sampling techniques using the following criteria:

•	99% confidence level;

•	0% expected error rate;

•	1% maximum error rate.

You have agreed the sample size of 459 Loans and the split of this sample between the Part 1 Initial Selected Sample and the Part 2 Initial Selected Sample as being sufficient and appropriate for the purposes of this engagement.

4.
In addition, we selected a reserve sample of 15 Loans (the "Reserve Sub-Pool 1 Sample") from the Sub-Pool 1 Initial Data File, to be used to replace any Loans in the Initial Selected Sample selected from the Part 1 Initial Selected Sample which had been redeemed between the Initial Cut-Off Date and the date of our testing.

5.
In addition, we selected a reserve sample of 10 loans (the "Reserve Sub-Pool 2 Sample") from the Sub-Pool 2 Initial Data File, to be used to replace any Loans in the Initial Selected Sample selected from the Part 2 Initial Selected Sample which had been redeemed between the Revised Cut-Off Date and the date of our testing.

6.	During our testing, 4 Loans from the Initial Selected Sample were used to replace redeemed Loans from the Part 1 Initial Selected Sample. Therefore the remaining 455 Loans from the
10

Initial Selected Sample and 4 Loans from the Reserve Sub-Pool 1 Sample represent the “Selected Sample”.

7.
Our testing of the Selected Sample took place between 25 October 2022 and 16 December 2022. Our initial testing of the Part 1 Initial Selected Sample was performed between 25 October 2022 and 29 October 2022 and our testing of the Part 2 Initial Selected Sample, changes in data attributes relating to Loans in the Part 1 Initial Selected Sample between the Initial Cut-Off Date and the Revised Cut-Off Date and the 4 Loans from the Reserve Sub-Pool 1 Sample was performed between 12 December 2022 and 16 December 2022.

8.	For the purposes of our testing, the Originator provided us with:

a.
a data file on 25 October 2022 entitled “Pluto AUP Audit Sample – TBF4 assets Updated with LTV Calculations and Current Balances.xlsx” (the “Sub-Pool 1 Initial Extraction File”) detailing data attributes relating to the Loans in the Part 1 Initial Selected Sample and the Reserve Sub-Pool 1 Sample as at the Initial Cut-Off Date.

b.
a data file on 12 December 2022 entitled “Pluto AUP Audit TBF4 Sample NOV22.xlsx” (the “Sub-Pool 1 Revised Extraction File”), detailing data attributes relating to the Loans in the Part 1 Initial Selected Sample and the Reserve Sub-Pool 1 Sample as at the Revised Cut- Off Date.

9.
Our initial testing of the Part 1 Initial Selected Sample was performed using the Sub-Pool 1 Initial Extraction File. On receipt of the Sub-Pool 1 Revised Extraction File, we performed a comparison between the Sub-Pool 1 Initial Extraction File and the Sub-Pool 2 Revised Extraction File. We noted changes in the dynamic fields being AR 67, AR 169, AR 170, Current LTV and Current Indexed LTV and thus repeated tests 1.24, 1.25(a), 1.25(b), 1.26(b) and 1.26(c) as mentioned below for these data fields. We identified one change in the static data fields, this change being in AR7 ‘Borrower Identifier’ for Loan PwC Ref 239. We confirmed that this change had been made on the system.

10.
We were provided with a data file by the Originator on 13 December 2022 entitled “Pluto AUP Loan List NOV22 LLDT.xlsx” and “Warehouse Loans AUP Loan List NOV22 Property Addresses and Borrower Name.xlsx” (together the “Sub-Pool 2 Extraction File”), detailing data attributes relating to the Loans in the Part 2 Initial Selected Sample as at the Revised Cut- Off Date.

11.	The Selected Sub-Pool 1 Sample and the Selected Sub-Pool 2 Sample together are the “Selected Sample” as at the Revised Cut-Off Date.

12.	The Sub-Pool 1 Initial Extraction File, the Sub-Pool 1 Revised Extraction File and the Sub-Pool 2 Extraction File together are the “Extraction File”.

13.	The term “Loan System” referenced in each case refers to the Originators eFO system.

14.	The term “Post Loan Completion System” refers to the Originators CLS system.
11

15.
The term “Offer Letter” refers to a mortgage offer letter or other document prepared by the Originator which is addressed to the borrower, detailing the terms and conditions of the mortgage loan offered to the borrower.

16.	The term “Certificate of title” (COT) or Official Copy of Register Entries refers to a document prepared by a solicitor and sent to the Originator.

17.	The term “Valuation Report” refers to PDF valuation reports keyed directly into the Mortgage System and, which indicates that the property has been visited.

18.	The term “EBDR Report” refers to PDF documents provided by the Originator relating to borrower credit searches and CCJ records.

19.
When confirming the existence of electronic signatures on the COT and Valuation Report we agreed that there was a name shown or a scanned signature in the signature box of the agreement. We performed no procedures to verify the integrity of the electronic signature.

20.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work:

Test	Description of Agreed-Upon Procedure	Results
1.1	Loan Identifier We have agreed the Loan Identifier from the Extraction File to the Loan System.
1.2	Borrower Identifier We have agreed the Borrower Identifier(s) from the Extraction File to the Loan System.
1.3
Borrower(s) name

a) We have agreed the borrower(s) name from the Extraction File to the Loan System.

b) We have agreed the borrower(s) name from the Extraction File to the Offer Letter.

c) We have agreed the borrower(s) name from the Extraction File to the CoT.

The following tolerances have been applied in performing these procedures:

• Legal change of borrower(s)’s names (due to e.g. marriage/divorce) have not been counted as an

12

Test	Description of Agreed-Upon Procedure	Results

exception, provided that there was evidence of such change recorded on the Loan System.

•  Immaterial spelling mistakes (such as reversing initials or names) where there is no ambiguity raised about the identity of the borrower(s) have not been reported as an exception.

1.4
Property Address

a) We have agreed the property address from the Extraction File to the Loan System.

b) We have agreed the property address from the Extraction File to the Offer Letter.

c) We have agreed the property address from the Extraction File to the Valuation Report.

d) We have agreed the property address from the Extraction File to the CoT.

The following tolerances have been applied in performing the above procedures:

•  An item has not been reported as an exception if the difference related only to spelling (other than in out- codes).

•  An item has not been reported as an exception if the difference related only to the absence or the addition of a house name, an estate name or a geographic area identifier.

•  In the case of a new build property (as evidenced by the Loan System), differences in the property address, boundaries and/or postcode, have not been reported as an exception provided the out-code agreed and evidence of change in property address or boundaries was provided.

•  Differences where the postcode has been amended due to Royal Mail boundary changes, as determined by reference to the “Address Finder” function on www.royalmail.com.

13

Test	Description of Agreed-Upon Procedure	Results

e)   For each Loan in the Selected Sample, we checked whether the Geographic Region data field of the Extraction File agreed with the region stated by the Nomenclature of territorial units for statistics (“NUTS”) regions, using the NUTS Mapping File. For 10 Loans in the Selected Sample, we were unable to map the postcodes using the NUTS Mapping File and looked up the postcodes using the Royal Mail postcode finder and manually mapped them to the relevant NUTS3 code.

1.5	Loan Origination Date We have agreed the Loan Origination Date from the Extraction File to within +/- 7 days with that shown on the CoT.
1.6	Original Balance We have agreed the Original Balance from the Extraction File to that shown on the Offer Letter, including capitalised fees.
1.7
Loan Currency Denomination

a) We have agreed the Loan Currency Denomination type from the Extraction File to that shown on the Offer Letter.

b) We have agreed that the Loan Currency Denomination type from the Extraction File is pound sterling.

1.8
Loan Term

a) We have agreed the original Loan Term from the Extraction File to that shown on the Offer Letter.

b) For each Loan in the Selected Sample, we checked that the Loan Term per the Extraction File is between 5 and 40 years.

1.9	Date of Loan Maturity We have agreed the Date of Loan Maturity from the Extraction File to that shown on the Offer Letter.
1.10	Property Tenure

14

Test	Description of Agreed-Upon Procedure	Results
We have agreed the Property Tenure from the Extraction File to that shown on the Valuation Report.
1.11	Property Type We have agreed the Property Type from the Extraction File to that shown on the Valuation Report.
1.12
Original Valuation Type

We have agreed the Original Valuation Type from the Extraction File to that shown on the Valuation Report.

In the case of a new build property, a full internal and external valuation was not conducted.

1.13
Valuation Amount

We have agreed the Valuation Amount from the Extraction File to the “Present Condition” field on the latest Valuation Report.

For cases where the market value in the Valuation Report is zero in the “Present Conditions” and no reinspection is required, we compared the value shown in the Extraction File to the “With essential repairs/construction completed” field on the latest Valuation Report.

For such cases we checked the council of mortgage lenders form to confirm the value or confirmation from the solicitor that the new building has a guarantee (NHBC or equivalent) which is issued at completion.

1.14	Valuation Date We have agreed the Valuation Date from the Extraction File to that shown on the Valuation Report.
1.15	Borrower’s Employment Status We have agreed the Borrower(s)’s Employment Status from the Extraction File to the Loan System.
15

Test	Description of Agreed-Upon Procedure	Results
We have been informed by management that a borrower who is unemployed is categorized under ‘Other’ in the data field “AR189” of the Extraction File.
1.16
Income Verification

For each Loan shown in the Selected Sample, flagged as “Residential”, we checked whether there was evidence on the Loan System that income confirmation had been obtained.

Evidence is defined as a copy of a P60, employer’s reference, bank statements, payslips, accountant certificate or financial statements.

For Loans flagged as “Buy to Let”, we checked whether a rental income was shown in the Valuation Report.

1.17
Document Signatories

a) We checked that the CoT had been signed in the space designated for the solicitor.

b) We checked that the Valuation Report had been signed in the space designated for the surveyor.

c) We checked whether a direct debit instruction was active in the Loan System, when the Loan was originated.

1.18	Purpose We have agreed the Loan Purpose from the Extraction File to the CoT.
1.19	Occupancy Type We have agreed the Occupancy Type from the Extraction File to the Loan System.
1.20	First Time Buyer We have agreed the First Time Buyer flag from the Extraction File to the Loan System.
1.21	Repayment Method

16

Test	Description of Agreed-Upon Procedure	Results
We have agreed the Repayment Method from the Extraction File to the Offer Letter.
1.22.1	Current Interest Rate We have agreed the Current Interest Rate from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.
1.22.2	Interest Rate Type We have agreed the Interest Rate Type from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.
1.22.3	Interest Rate Index We have agreed the Interest Rate Index from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.
1.22.4	Revised Interest Rate We have agreed the Revised Interest Rate from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.
1.22.5	Interest Rate Margin We have agreed the Interest Rate Margin from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.
1.22.6	Revised Interest Rate Margin We have agreed the Revised Interest Rate Margin from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.
1.22.7	Interest Rate Reversion Date We have agreed the Interest Rate Reversion Date from the Extraction File to the Offer Letter or subsequent product change sheet in the Post Loan Completion System.
17

Test	Description of Agreed-Upon Procedure	Results
1.23
Credit Search

a) We have agreed the number of unsatisfied County Court Judgements (“CCJs”) in the last 6 years before completion date for Borrower 1 from the Extraction File with that shown on the EBDR Report.

b) We have agreed the number of unsatisfied County Court Judgements (“CCJs”) in the last 6 years before completion date for Borrower 2 from the Extraction File with that shown on the EBDR Report.

c) We have agreed the number of satisfied CCJs in the last 6 years before completion date for Borrower 1 from the Extraction File with that shown on the EBDR Report.

d) We have agreed the number of satisfied CCJs in the last 6 years before completion date for Borrower 2 from the Extraction File with that shown on the EBDR Report.

e) We have agreed the value of unsatisfied CCJs in the last 6 years before completion date for Borrower 1 from the Extraction File, with that shown on the EBDR Report, to within £100.

We have agreed the value of unsatisfied CCJs in the last 6 years before completion date for Borrower 2 from the Extraction File with that shown on the EBDR Report, to within £100.

f) We have agreed the value of satisfied CCJs in the last 6 years before completion date for Borrower 1 from the Extraction File with that shown on the EBDR Report, to within £100.

g) We have agreed the value of satisfied CCJs in the last 6 years before completion date for Borrower 2 from the Extraction File with that shown on the EBDR Report, to within £100.

h) We have agreed the bankruptcy or individual voluntary arrangement flag for Borrower 1 from the Extraction File with that shown on the EBDR Report.

18

Test	Description of Agreed-Upon Procedure	Results

i) We have agreed the bankruptcy or individual voluntary arrangement flag for Borrower 2 from the Extraction File with that shown on the EBDR Report.

j) We have agreed the date of the last CCJ in the last 6 years before completion date for borrower 1 from the Extraction File with that shown on the EBDR Report.

k) We have agreed the date of the last CCJ in the last 6 years before completion date for Borrower 2 from the Extraction File with that shown on the EBDR Report.

1.24	Current Balance We have agreed the Current Balance from the Extraction File to the Post Loan Completion System as at the Cut-Off Date.
1.25
Arrears Balance

a) We have agreed the Arrears Balance from the Extraction File to the Post Loan Completion System as at the Cut- Off Date.

b) We have agreed the number of months in arrears from the Extraction File to the Post Loan Completion System as at the Cut-Off Date.

1.26
Loan to Value (“LTV”)

a) For each Loan in the Selected Sample, we recalculated the original LTV using the original loan amount and the lower of, the valuation amount or purchase price (the valuation amount for Right to Buy loans) shown on the Loan System (the “Calculated Original LTV”). We checked whether the original LTV from the Extraction File agreed to the Calculated Original LTV.

b) For each Loan in the Selected Sample, we recalculated the current LTV using the current balance and the lower of, the valuation amount or purchase price (the valuation amount for Right to Buy loans) shown on the Loan System (the “Calculated Current LTV”). We checked whether the current LTV from the Extraction File agreed to the Calculated Current LTV.

19

Test	Description of Agreed-Upon Procedure	Results

c)   For each Loan in the Selected Sample, we recalculated the current indexed LTV using the current balance and the current valuation amount from the Extraction File (the “Calculated Current Indexed LTV”). We checked whether the current indexed LTV from the Extraction File agreed with the Calculated Current Indexed LTV.

20

Appendix 2 of the AUP Report

Engagement Letter dated [] 2023

21

Schedule 2

List of Other Managers

At the date of this engagement letter there were no Other Managers

22

Schedule 3

Terms of Business

23

Terms of business

1	Introduction
2	Services
3	Your responsibilities
4	Fees
5	Confidentiality
6	Intellectual property rights
7	Data protection
8	Liability
9	PwC firms and contractors
10	Materials
11	Termination
12	Dispute resolution
13	General
14	Interpretation

1	Introduction
1.1
Terms – These terms apply to the services you have engaged us to provide under the attached engagement letter. If anything in the terms is inconsistent with the engagement letter, the terms take precedence, unless the engagement letter specifically amends any of them.

1.2	Commencement – The agreement will start on the earlier of (i) the date of the engagement letter; and (ii) the commencement of the services.
2	Services
2.1
Services – We will perform the services described in the engagement letter with reasonable skill and care. You confirm that the scope is sufficient for your purpose. The services (including deliverables) are provided solely for you for the purpose set out in the engagement letter or the relevant deliverable.

2.2
Deliverables – You may not disclose a deliverable or make the benefit of the services available to anyone else or refer to the contents of a deliverable or the findings of our work, except (i) as stated in the engagement letter, (ii) with our prior written consent on terms to be agreed, (iii) where required by law or regulation, or (iv) to your lawyers or group members as long as you tell them, in advance, that we accept no liability to them and that no onward disclosure may be made.

2.3
Liability to you alone – We accept no liability to anyone, other than you, in connection with our services, unless otherwise agreed by us in writing. You agree to reimburse us, other PwC firms and our contractors for any liability (including legal costs) that we or they incur in connection with any claim by anyone else in relation to the services.

2.4	Changes – Either we or you may request a change to the services or the agreement. A change will be effective only when agreed in writing.
2.5
Extent of services – In performing the services, we will not (i) carry out an audit or other assurance engagement in accordance with applicable professional standards or (ii) attempt to detect or accept responsibility for detecting fraud or other wrongdoing.

2.6
Oral advice and draft deliverables – You may rely only on our final written deliverables and not on oral advice or draft deliverables. If you wish to rely on something we have said to you, please let us know so that we may prepare a written deliverable on which you can rely.

2.7	Deemed knowledge – In performing the services we will not be deemed to have information from other services.
3	Your responsibilities
3.1
Information – In order for us to advise you properly you will make sure that (i) any information we need is given to us by you, or anyone else working with or for you, and that all information given to us is (a) given promptly, (b) accurate and (c) complete; and (ii) any assumptions are appropriate. We will not verify any information given to us relating to the services.

3.2	Your obligations – Our performance depends on you performing your obligations under the agreement. We are not liable for any loss arising from you not fulfilling your obligations.
4	Fees
4.1	Payment for services – You agree to pay us for our services. Any estimate we may give you is not binding.
4.2
Basis of fees – Our fees may reflect not only time spent, but also such factors as complexity, urgency, inherent risks, use of techniques, know-how and research together with the level of skills and expertise required of the personnel needed to perform and review the services. Our fees may include any time spent travelling for the purpose of the services that cannot be used productively for other purposes.

4.3	Expenses – You will pay any reasonable expenses that we incur in connection with the services.
4.4
Taxes – You will also pay any taxes, including VAT, that are due in relation to our goods and services. You will pay us the full amount of any invoice, regardless of any deduction that you are required by law to make.

4.5
Invoices and payment – We may invoice you on a monthly basis. All invoices are payable 14 days after the date on the invoice. If you do not pay an invoice within 30 days of the date of the invoice, we may charge you interest at the rate set by law.

5	Confidentiality
5.1
Confidential information – We and you agree to use the other’s confidential information only in relation to the services or in order to carry out conflict checks, and not to disclose it, except where required by law or regulation or by a professional body of which we are a member. However, we may give confidential information (i) to other PwC firms and contractors as long as they are bound by confidentiality obligations, and (ii) to your advisers who are involved in this matter. We and other PwC firms may also use confidential information for any lawful business purpose as long as you or others cannot be identified. Nothing in the agreement will restrict your ability to disclose our advice concerning the tax (including social security) treatment or tax structure of any transaction, regardless of any confidentiality markings on any communications.

5.2
Referring to you and the services – We may wish to refer to you and the services we have performed for you when marketing our services. You agree that we may do so, as long as we do not disclose your confidential information.

5.3	Performing services for others – You agree that we may perform services for your competitors or other parties whose interests may conflict with yours, as long

Page 1 of 3	PwC Terms of Business 02/22

as we do not disclose your confidential information and we comply with our ethical obligations.
6	Intellectual property rights
We will own the intellectual property rights in the deliverables and any materials created under the agreement, and you will have a non-exclusive, non- transferable licence to use the deliverables for your own internal purposes.
7	Data protection
7.1	Compliance – You and we will comply with applicable data protection legislation in relation to any personal data shared with us under the agreement.
7.2
Provision of personal data – You will not provide us with personal data unless the agreement requires the use of it or we request it from you. In respect of any personal data shared with us, we assume you have necessary authority for us to use and transfer it in accordance with the agreement, and that data subjects have been given necessary information regarding its use.

7.3	Data processing – Where we act as a controller, we may process personal data for the purposes of any of:
(i) providing the services; (ii) administering, managing and developing our business and services; (iii) security, quality and risk management activities; (iv) providing you with information about us and our range of services; and (v) complying with any requirement of law, regulation or a professional body of which we are a member. Full details of how we use personal data can be found in our privacy statement at https://www.pwc.co.uk/who-we-are/privacy- statement.html.
7.4
Data transfers – We may transfer personal data to other PwC firms and contractors including those outside the UK and European Economic area (EEA), for any of the purposes set out in clause 7. We will do so only where we have a lawful basis for example to recipients: (i) in countries which provide an adequate level of protection for personal data; or (ii) under agreements which meet UK or European Commission Decision 2021/914 requirements for those transfers as appropriate.

7.5
Data processing service – Where we act as processor in relation to your personal data, we will: (i) process it only on your lawful written instructions; (ii) implement appropriate measures designed to ensure its security, including by imposing confidentiality obligations on relevant personnel; (iii) transfer it only to sub-processors (as set out in our privacy statement) under a written contract which imposes obligations consistent with those in this clause 7.5 and you authorise us to transfer your personal data to them; (iv) provide you with reasonable assistance in carrying out any legally required data protection impact assessments, complying with the rights of data subjects and complying with your own data security obligations under applicable data protection legislation; (v) notify you without undue delay after becoming aware of a breach in respect of it; (vi) subject to clause 10.1, on your request either return or destroy it when the agreement ends; and (vii) on your written request, provide you with reasonable information necessary to demonstrate our compliance with this clause 7.5, which may include any available third party security audit reports.

8	Liability
8.1
Specific types of loss – You agree that we will not be liable for (i) loss or corruption of data from your systems, (ii) loss of profit, goodwill, business opportunity, anticipated savings or benefits or (iii) indirect or consequential loss.

8.2
Our liability – You agree that our total liability (including interest) for all claims connected with the services or the agreement (including but not limited to negligence) is limited to 3 times the fees payable for the services (excluding VAT) or £1,000,000, whichever is the greater.

8.3
Sharing of limit – Where we agree in writing to accept liability to more than one party, the limit on our liability in clause 8.2 will be shared between them, and it is up to those parties how they share it.

8.4
Unlimited liability – Nothing in the agreement will limit a person’s liability for (i) death or personal injury caused by that person’s negligence, (ii) that person’s fraud or (iii) anything else that cannot by law be limited.

8.5
Proportionality – If we are liable to you under the agreement, and another person would be liable to you in respect of the same loss (save for your contractual arrangements with them), then (i) the compensation payable by us to you in respect of that loss will be reduced; (ii) the reduction will take into account the extent of the responsibility of that other person for the loss; and (iii) in determining the extent of the responsibility of that other person for the loss, no account will be taken of (a) any limit or exclusion placed on the amount that person will pay or (b) any shortfall in recovery from that person (for whatever reason).

9	PwC firms and contractors
9.1	PwC firms and contractors – We may use other PwC firms (each of which is a separate and independent legal entity) or contractors to provide the services. We remain solely responsible for the services.
9.2
Restriction on claims – You agree not to bring any claim (including one in negligence) against another PwC firm, our contractors, or any individual in connection with the agreement. You will ensure that no group member, including your subsidiaries, associated companies and any holding company (unless a party to the agreement), both while they are a group member and thereafter, brings any claim against any PwC firm, our contractors, or any individual, in connection with the agreement.

10	Materials
10.1	Policy – We may retain copies of all materials relevant to the services, including any materials given to us by you or on your behalf. You are solely responsible for retaining any records you need.
10.2
Release – We do not release materials which belong to us (including our working papers and technology tools) unless otherwise agreed in writing. We may require a release letter from the recipient as a condition of disclosure.

10.3
Technology – Any technology tools (and their contents and outputs) that we share, unless otherwise agreed in writing: (i) remain our property, (ii) are not deliverables and may only be used at your own risk, and (iii) may not be provided to anyone else.

Page 2 of 3	PwC Terms of Business 02/22

11	Termination
11.1
Immediate notice – Either we or you may end the agreement immediately by giving written notice to the other if (i) the other materially breaches it and does not remedy the breach within 14 days, (ii) the other is or appears likely to be unable to pay its debts or becomes insolvent or (iii) the performance of it (including the application of any fee arrangements) may breach a legal or regulatory requirement. Where we provide you with SRA regulated legal services as set out in clause 13.6 you may end the agreement immediately by giving us written notice.

11.2	30 days’ notice – Either we or you may end the agreement on 30 days’ written notice.
11.3
Fees payable on termination – You agree to pay us for all services we perform up to the date of termination. Where there is a fixed fee for services, you agree to pay us for the services that we have performed on the basis of the time spent at our then current hourly rates, up to the amount of the fixed fee. Any contingent element of the fees will remain payable in accordance with the engagement letter. If a contingent fee cannot be paid for regulatory reasons, you agree to pay for the work carried out under the contingent fee arrangement on the basis of time spent, unless alternative arrangements have been agreed.

12	Dispute resolution
12.1	Mediation – If a dispute arises, the parties will attempt to resolve it by discussion, negotiation and mediation before a claim is brought.
12.2
Law and jurisdiction – The agreement and any dispute arising from it, whether contractual or non- contractual, will be governed by English law and be subject to the exclusive jurisdiction of the English courts.

12.3
Limitation period – Any claims must be brought no later than 2 years after the date the claimant should have been aware of the potential claim and, in any event, no later than 4 years after any alleged breach.

13	General
13.1	Matters beyond reasonable control – No party will be liable to another if it fails to meet its obligations due to matters beyond its reasonable control.
13.2
Entire agreement – The agreement forms the entire agreement between the parties in relation to the services. It replaces any earlier agreements, representations or discussions. Subject to clause 8.4, no party is liable to any other party (whether for negligence or otherwise) for a representation that is not in the agreement.

13.3	Your actions – Where you consist of more than one party, an act or omission of one party will be regarded as an act or omission of all.
13.4
Assignment – No party may transfer or deal with their rights or obligations under the agreement without prior written consent, but we may novate the agreement to a transferee of all or part of our business. This novation will take effect on written notice from us so that (i) the transferee will be substituted for us with effect from the date specified in the notice and we will no longer have any rights and obligations under the agreement except in respect of work performed prior to that date and (ii) the combined aggregated liability of us and the transferee will not exceed the limit of our liability before the novation took place. We may also transfer or deal with our rights in any unpaid invoice without notice.

13.5
Rights of third parties – Except as set out in clauses 2.3 and 9.2, a person who is not a party to the agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 (as may be amended) to enforce any term of the agreement. The PwC firms and individuals referred to in those clauses may enforce them in their own right. Their consent is not required to vary or rescind the agreement.

13.6
Regulated legal services – Unless otherwise stated in the engagement letter the services are not regulated by the Solicitors Regulation Authority (SRA). Where we do provide SRA regulated legal services these are conducted in accordance with the SRA Standards and Regulations.

13.7
Quality of service – If you are not satisfied with the services, or have suggestions for improvement, please contact either your engagement leader or the executive board member responsible for quality, who is located at our registered office. We will look carefully and promptly at any complaint. You may also contact the Institute of Chartered Accountants in England and Wales. In the case of SRA regulated legal services or the conduct of authorised lawyers, you may be able to ask the Legal Ombudsman to consider the complaint. Further details of our complaints procedure are available on request or at the Quality of Service section at http://www.pwc.co.uk/who-we-are/provision-of- services.html.

13.8	Survival – Any clause that is meant to continue to apply after termination of the agreement will do so including, but not limited to, 2.3, 2.4, 2.6, 2.7, 4, 5, 6,
7, 8, 9, 11.3, 12, 13 and 14.
14	Interpretation
In the agreement the following words and expressions have the meanings given to them below:
contractors – any third party entity or individual engaged by a PwC firm
PwC firm – any entity or partnership within the worldwide network of PricewaterhouseCoopers firms and entities services – the services set out in the engagement letter
the agreement – these terms and the engagement letter to which they relate (including any schedules)
we, us or our – refers to PricewaterhouseCoopers LLP, a limited liability partnership incorporated in
England (number OC303525) whose registered office is at 1 Embankment Place, London WC2N 6RH you, your – the party or parties to the agreement (excluding us)

Page 3 of 3	PwC Terms of Business 02/22

Schedule 4

Pro forma Assumption of Duty letter for Additional Manager(s)

[ ] (the “Additional Manager”)

[Date]

Dear Ladies and Gentlemen

Agreed upon procedures in respect of the proposed issuance of Asset Backed Securities by the Issuer (the “Securitisation”)

We refer to the engagement letter dated [] and attached terms of business (version ToB 12/20) under which we were engaged by the Originator, the Issuer, the Joint Arrangers, the Joint Lead Managers and the Other Managers to provide services. Together these form the agreement between us and the addressees of the engagement letter for the services. We enclose a copy of the engagement letter.

We understand that the Additional Managers wish to receive a copy of our final AUP Report dated
[date] prepared under the engagement letter.

We will release the AUP Report to the Additional Managers and accept a duty of care to the Managers on the following terms:

1.	The Additional Managers accept that:

1.1	Except as listed in paragraph 1.4 below, references to “you” in the engagement letter apply also to the Additional Managers;

1.2
Our aggregate liability to the Originator, the Issuer and the Managers is strictly limited to the maximum amount set out in the engagement letter (and subject to its terms) as payable for all claims (including but not limited to negligence). That amount will be shared as agreed between the Originator, the Issuer and the Managers and any other party to whom we have assumed a duty of care in respect of our services and any related work product (including but not limited to the AUP Report);

1.3	The AUP Report is confidential and no onward disclosure may be made except as set out in the engagement letter;

1.4
Provisions of the engagement letter relating to the following will not apply to the Additional Managers: (i) that you have engaged us to provide the services; (ii) the payment of our fees; and (iii) the provision of assistance and information.

1.5	Further:

(i)	the AUP Report was prepared following discussions with the Originator, the Issuer, the Joint Arrangers and the Joint Lead Managers, was solely for the purposes set out in the
24

engagement letter and is subject to the scope and limitations stated in it. It is not appropriate for any other purpose;

(ii)
the AUP Report may place particular emphasis on issues relevant to the Originator, the Issuer, the Joint Arrangers and the Joint Lead Managers at the time the AUP Report was produced and may take into account their views and information provided by them;

(iii)	we will not update the AUP Report or notify the Additional Managers of any matters coming to our attention which affect any conclusions in the AUP Report; and

(iv)
it is the responsibility of the Additional Managers to determine whether it is appropriate to rely on the AUP Report, given the lapse of time since the date of the AUP Report and any events and circumstances which may have occurred or information which may have come to light subsequent to the date of the AUP Report.

Please confirm agreement to the contents of this letter by returning a signed copy of it to us. When received we will provide or agree to the client providing you with a copy of the AUP Report.

Yours faithfully

Andrew Batty

For and on behalf of PricewaterhouseCoopers LLP Enc. engagement letter and attached terms Confirmation of Agreement to Terms
I accept the terms of the agreement for and on behalf of [third party company name] (the “Additional Manager”)

………….……………………………………………………………
Signed
……………………………………………………………………….
Position
……………………………………………………………………….
Date

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